Exhibit 10.4
EXECUTION COPY
WAIVER, CONSENT, PARTIAL RELEASE
AND FOURTH AMENDMENT TO
AMENDED REVOLVING CREDIT AGREEMENT
AND LOAN DOCUMENTS
          WAIVER, CONSENT, PARTIAL RELEASE AND FOURTH AMENDMENT, dated as of July 2, 2008 (this “Agreement”), by and among Alon USA Energy, Inc., a Delaware corporation (the “Parent”), Alon USA, LP, f/k/a SWBU, L.P., a Texas limited partnership (“Alon LP”; together with such other subsidiaries of the Parent as may be designated as a borrower hereunder by Alon LP with the prior written consent of the Agent and the Required Lenders (as defined in the Credit Agreement), each individually a “Borrower”, and, collectively, the “Borrowers”), all direct and indirect subsidiaries of the Parent other than the “Excluded Subsidiaries” referred to below (the Parent and such direct and indirect subsidiaries that are not Excluded Subsidiaries are hereinafter referred to individually as a “Guarantor Company” and, collectively, as the “Guarantor Companies”), the Lenders (as defined below), Israel Discount Bank of New York, as administrative agent, co-arranger and collateral agent for the Lenders (in such capacity, the “Agent”), and Bank Leumi USA, as co-arranger for the Lenders (“Bank Leumi”).
WITNESSETH
          WHEREAS, the Borrowers, the Guarantor Companies, the financial institutions from time to time party thereto (each a “Lender” and collectively, the “Lenders”), the Agent and Bank Leumi are parties to the Amended Revolving Credit Agreement, dated as of June 22, 2006 (as amended by (i) the First Amendment, dated as of August 4, 2006, (ii) the Waiver, Consent, Partial Release and Second Amendment, dated as of February 28, 2007, and (iii) the Third Amendment, dated as of June 29, 2007, the “Credit Agreement”), pursuant to which the Lenders have made revolving loans to the Borrowers;
          WHEREAS, the obligations of the Borrowers and the Guarantor Companies to the Agent and the Lenders in respect of the Credit Agreement and the other Loan Documents are secured, inter alia, by the collateral and other security interests referred to in the Credit Agreement, the Security Agreement, the Pledge Agreement and the other Security Documents;
          WHEREAS, the Borrowers have informed the Lenders that (i) Alon Louisiana Holdings, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Alon Assets (“Alon Louisiana Holdings”), (ii) Alon Refining Louisiana, Inc., a Delaware corporation and a direct subsidiary of Alon Louisiana Holdings (“Alon Louisiana”), and (iii) Alon Refining Krotz Springs, Inc., a Delaware corporation and a direct subsidiary of Alon Louisiana Holdings (“Alon Krotz Springs”; together with Alon Louisiana, Alon Louisiana Holdings, and each other Person (other than any Person that has been at any time a party to the Credit Agreement) that becomes a Subsidiary of Alon Louisiana Holdings from time to time, the “Released Parties”), intend to acquire a refinery located in Krotz Springs, Louisiana from Valero Energy Corporation (the “Krotz Springs Refinery”) and to enter into new loan documents to finance the acquisition of the Krotz Springs Refinery, including (x) the Term Loan Agreement to be dated on or about July 3, 2008, among Alon Louisiana, Alon Krotz Springs, the lenders party thereto and Credit Suisse, as administrative agent and collateral agent and (y) the Loan and Security Agreement to be dated on or about July 3, 2008, among Alon Louisiana, Alon Krotz Springs, the lenders party thereto and Bank of America, N.A., as administrative agent (as such documents may be amended, supplemented or otherwise modified from time to time, the “Krotz Springs Loan Documents”);
          WHEREAS, the Borrowers, the Guarantor Companies, the Lenders, Bank Leumi and the Agent wish to amend the Credit Agreement and the Loan Documents, in order to exclude the Released Parties from certain provisions of the Credit Agreement that would otherwise be applicable to such Subsidiaries of the Parent; and
          WHEREAS, the Borrowers and the Guarantor Companies have requested that the Agent and the Required Lenders (i) consent to and waive any Event of Default that would or will otherwise arise under Section 10.01(c) or (d) of the Credit Agreement as a result of a breach of Section 7.02(a) or (b) of the Credit Agreement as a result of the execution of the Krotz Springs Loan Documents, (ii) consent to the release of the Agent’s Liens on the Released Parties’ Capital Stock and all assets of the Released Parties and (iii) release the Released Parties from the Credit Agreement and the other Loan Documents and all Obligations thereunder;
          NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
          1. Definitions. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.
          2. Amendments to Credit Agreement.
               (a) Preamble. The Preamble to the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “AMENDED REVOLVING CREDIT AGREEMENT (this “Agreement”), dated as of June 22, 2006 by and among Alon USA Energy, Inc., a Delaware corporation (the “Parent”), Alon USA, LP, f/k/a SWBU, L.P., a Texas limited partnership (“Alon LP”; and together with such other subsidiaries of the Parent as may be designated as a borrower hereunder by Alon LP with the prior written consent of the Agent and the Required Lenders (each as defined below), each individually a “Borrower”, and, collectively, the “Borrowers”), all direct and indirect subsidiaries of the Parent other than the “Excluded Subsidiaries” referred to below (the Parent and such direct and indirect subsidiaries that are not Excluded Subsidiaries are hereinafter referred to individually as a “Guarantor Company” and, collectively, as the “Guarantor Companies”), the financial institutions from time to time party hereto (each a “Lender” and collectively, the “Lenders”), Israel Discount Bank of New York, as administrative agent, co-arranger and collateral agent for the Lenders (in such capacity, the “Agent”), and Bank Leumi USA, as co-arranger for the Lenders.”

               (b) New Definitions. Section 1.01 of the Credit Agreement is hereby amended to add the following defined terms in the appropriate alphabetical order:
     ““Alon Krotz Springs” means Alon Refining Krotz Springs, Inc., a Delaware corporation and a direct subsidiary of Alon Louisiana Holdings.”
     ““Alon Louisiana” means Alon Refining Louisiana, Inc., a Delaware corporation and a direct subsidiary of Alon Louisiana Holdings.”
     ““Alon Louisiana Holdings” means Alon Louisiana Holdings, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Alon Assets.”
     “Alon Louisiana Subsidiaries” means Alon Krotz Springs, Alon Louisiana, Alon Louisiana Holdings, and each of their respective Subsidiaries (other than any Person that has been at any time a party to the Credit Agreement).
     ““Excluded Subsidiaries” means (i) the Subsidiaries of Alon Interests, (ii) the Bank of America Financed Subsidiaries, and (iii) the Alon Louisiana Subsidiaries.”
               (c) Amendment and Restatement of Existing Definitions. The following defined terms in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:
     ““Company” means all direct and indirect subsidiaries of the Parent (including, without limitation, Alon Interests), other than the Excluded Subsidiaries.”
     ““Fixed Assets and Other Specified Property” means any (a) Fixed Assets, (b) any Capital Stock issued by a Subsidiary of a Company and owned by a Company (other than any Capital Stock of (i) the Bank of America Financed Subsidiaries owned by Paramount Petroleum Holdings, (ii) Alon Interests owned by Alon LP, (iii) any Subsidiary of Alon Interests and (iv) any Alon Louisiana Subsidiary), and (c) any Indebtedness owed by one Company to another Company which is evidenced by a promissory note.”
               (d) Interest Rate and Payment; Production Increase. Section 2.13(b) of the Credit Agreement is hereby amended by deleting the parenthetical in the second line thereof—“other than the Bank of America Financed Subsidiaries)”—and by substituting therefor the following: “(other than the Bank of America Financed Subsidiaries and the Alon Louisiana Subsidiaries)”.

               (e) Interest Rate and Payment; Making a Request for a Facility Sublimit Increase. Section 2.13(c) of the Credit Agreement is hereby amended by deleting the parenthetical in clause (B) of the third sentence thereof containing the phrase “(other than the Bank of America Financed Subsidiaries)” and by substituting therefor the following: “(other than the Bank of America Financed Subsidiaries and the Alon Louisiana Subsidiaries)”.
               (f) Representations and Warranties; Subsidiaries. Section 6.01(f) of the Credit Agreement is hereby amended by deleting the words “and the Bank of America Financed Subsidiaries” and by substituting therefor the following: “the Bank of America Financed Subsidiaries and the Alon Louisiana Subsidiaries”.
               (g) Affirmative Covenants; Subsidiaries, Etc. Section 7.01(b)(i) of the Credit Agreement is hereby amended by deleting the first parenthetical (which begins in the first line) in its entirety and by substituting therefor the following:
“(other than (A) a Subsidiary of Alon Interests, (B) any direct Subsidiary of the Parent and any Subsidiary of any direct Subsidiary of the Parent (other than Subsidiaries of Alon USA), (C) the Bank of America Financed Subsidiaries and (D) the Alon Louisiana Subsidiaries)”
               (h) Negative Covenants; Liens, Etc. Section 7.02(a) of the Credit Agreement is hereby amended by deleting each parenthetical in the first paragraph of such Section containing the phrase “(other than the Bank of America Financed Subsidiaries and Subsidiaries of Alon Interests)” and by substituting therefor the following: “(other than the Excluded Subsidiaries)”.
               (i) Negative Covenants; Indebtedness. Section 7.02(b) of the Credit Agreement is hereby amended by deleting the parenthetical in the second and third lines of such Section containing the phrase “(other than the Bank of America Financed Subsidiaries and Subsidiaries of Alon Interests)” and by substituting therefor the following: “(other than the Excluded Subsidiaries)”.
               (j) Negative Covenants; Merger, Consolidation, Sale of Assets, Etc. Section 7.02(c) of the Credit Agreement is hereby amended by deleting in the second and third lines of clause (i) and clause (ii) of such Section the phrase “, other than the Bank of America Financed Subsidiaries and Subsidiaries of Alon Interests,” and by substituting therefor the following: “, other than the Excluded Subsidiaries,”.
               (k) Negative Covenants; Investments, Etc. Section 7.02(e) of the Credit Agreement is hereby amended by deleting in the second and third lines and the fourth and fifth lines of such Section the parenthetical “(other than the Bank of America Financed Subsidiaries and Subsidiaries of Alon Interests)” and by substituting therefor the following: “(other than the Excluded Subsidiaries)”.
          3. Amendments to the Pledge Agreement and Security Agreement.
               (a) Section 2 of the Pledge Agreement is hereby amended by deleting the last sentence of Section 2 in its entirety and by substituting therefor the following:

“Anything to the contrary notwithstanding, the Pledged Shares shall not include (i) the Capital Stock of Alon USA Interests, LLC, a Texas limited liability company, and its Subsidiaries, (ii) the Capital Stock of the Bank of America Financed Subsidiaries, (iii) the Capital Stock of the Alon Louisiana Subsidiaries and (iv) Capital Stock in any Pledgor held by management or employees or issuable upon the exercise of warrants or options, in each case to the extent permitted by and in accordance with the Revolving Credit Agreement.”
               (b) Section 2 of the Security Agreement is hereby amended by deleting the last sentence of Section 2 in its entirety and by substituting therefor the following:
“Anything to the contrary notwithstanding, Collateral shall not include (i) the Capital Stock of the Bank of America Financed Subsidiaries, (ii) the Capital Stock of the Alon Louisiana Subsidiaries and (iii) the Capital Stock of Alon Interests.”
          4. Waiver, Consent and Release. Subject to the satisfaction of the conditions contained in Section 7 hereof and pursuant to Section 12.03 of the Credit Agreement:
               (a) The Agent and the Required Lenders consent to, and waive any Default or Event of Default that would otherwise arise under Section 10.01(c) or (d) of the Credit Agreement as a result of a breach of Section 7.02(a) or (b) of the Credit Agreement by reason of the execution and delivery of the Krotz Springs Loan Documents.
               (b) The Agent and the Required Lenders hereby release their security interest in and lien on the Capital Stock and all assets of the Released Parties and release the Released Parties from the Credit Agreement and the other Loan Documents and all Obligations thereunder.
          5. Releases of Security Interests and Liens.
               (a) Subject to the satisfaction of the conditions set forth in Section 7 hereof, the Agent’s security interest in and lien on the Capital Stock and assets of the Released Parties is hereby released without recourse, representation or warranty of any kind, express or implied and at the sole cost and expense of Borrowers.
               (b) The Agent will, at the request of Administrative Borrower, execute and deliver, and hereby authorizes the Administrative Borrower to execute and deliver, such other instruments and documents, and take such further action, as Administrative Borrower may reasonably request to effect or evidence the termination of Agent’s security interest in and lien on the Capital Stock and assets of the Released Parties and releases the Released Parties from the Credit Agreement and the other Loan Documents and all Obligations thereunder as provided in clause (a) above, but without recourse, representation or warranty of any kind, express or implied, and at the sole cost and expense of Borrowers.

          6. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Loan Parties represent and warrant to the Agent and the Lenders that, as of the Agreement Effective Date (as defined below):
               (a) The execution, delivery and performance by each of the Loan Parties of this Agreement has been duly authorized by all requisite corporate actions; that this Agreement has been duly executed and delivered by each of the Loan Parties; and that this Agreement and the Credit Agreement, as amended by this Agreement, constitute legal, valid and binding obligations of the Loan Parties, enforceable against them in accordance with its terms (subject to the applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).
               (b) The representations and warranties contained in Article VI of the Credit Agreement and in each other Loan Document and certificate or other writing delivered to Agent or any Lender pursuant thereto on or prior to the Agreement Effective Date are true and correct in all material respects on and as of the Agreement Effective Date, after giving effect to the terms of this Agreement, as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date).
               (c) No Default or Event of Default has occurred and is continuing on the Agreement Effective Date or will result from this Agreement becoming effective in accordance with its terms.
               (d) The organizational structure of Parent and its Subsidiaries is as set forth on Schedule A hereto.
          7. Conditions to Effectiveness. The effectiveness of this Agreement is subject to the fulfillment on or before July 2, 2008, in a manner satisfactory to the Agent, of the condition precedent that this Agreement shall have been executed and delivered by the Loan Parties, the Agent and the Lenders (the date such condition is fulfilled is hereafter referred to as the “Agreement Effective Date”).
          8. Reservation of Rights. This release shall apply only to the Capital Stock and all assets of the Released Parties and does not, in any manner whatsoever, allow for the release of liens on any other Collateral of any other Loan Party. The Agent’s liens on all such other Collateral shall remain in full force and effect. No action or acquiescence by the Agent and the Lenders, including, without limitation, the amendment under this Agreement of, or the acceptance of any payments under, the Credit Agreement, shall constitute a waiver of any Default or Event of Default, except as expressly set forth herein. Accordingly, the Agent and the Lenders reserve all of their rights under the Credit Agreement, the Loan Documents, at law and otherwise regarding any such Default or Event of Default.

          9. Continued Effectiveness of Loan Documents. Each of the Loan Parties hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Agreement Effective Date all references in any such Loan Document to “the Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Agreement, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a security interest in or lien on, any collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects, except with respect to the Capital Stock or other Collateral released hereunder.
          10. Loan Parties; Borrowing Base; Intercreditor Agreement.
               (a) Notwithstanding anything to the contrary, after the Agreement Effective Date:
                    (i) none of the Released Parties shall be deemed to be a Loan Party, a Company, or a Guarantor Company under the Credit Agreement or any of the other Loan Documents;
                    (ii) no assets of the Released Parties shall be included in any calculation of the Borrowing Base under the Credit Agreement;
                    (iii) the Capital Stock and all assets of the Released Parties shall no longer be collateral of the Agent and the Lenders under the Intercreditor Agreement;
                    (iv) the Released Parties shall be released from the Intercreditor Agreement; and
                    (v) none of the Released Parties shall be subject to the terms and conditions of the Credit Agreement and the other Loan Documents, and no Default or Event of Default shall result on account of any representation, warranty, covenant or agreement set forth in the Credit Agreement and the other Loan Documents insofar as they relate to any Released Party or any action or failure to act by any Released Party.
               (b) In no event shall any Person that has been at any time a party to the Credit Agreement be a Released Party.
          11. Miscellaneous.
               (a) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of a counterpart hereby by facsimile transmission shall be equally effective as delivery of a manually executed counterpart hereof.
               (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
               (c) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
               (d) The Loan Parties will pay on demand all reasonable fees, reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Agreement, including, without limitation, the reasonable fees, out-of-pocket disbursements and other client charges of Schulte Roth & Zabel LLP.
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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrowers: ALON USA, LP By: Alon USA GP, LLC, a Delaware limited liability company, its general partner
By:	/s/ Shai Even
	Name:	Shai Even
	Title:	Chief Financial Officer

Signatures Pages to the Waiver, Consent, Partial Release and Fourth Amendment

Guarantor Companies: ALON ASSETS, INC. ALON USA OPERATING, INC ALON USA REFINING, INC. ALON ASPHALT BAKERSFIELD, INC ALON USA, INC. ALON USA ENERGY, INC. ALON USA CAPITAL, INC.
By:	/s/ Shai Even
	Name:	Shai Even
	Title:	Chief Financial Officer

ALON USA GP, LLC
By:	/s/ Shai Even
	Name:	Shai Even
	Title:	Chief Financial Officer

ALON USA INTERESTS, LLC
By:	/s/ Shai Even
	Name:	Shai Even
	Title:	Vice President

ALON USA DELAWARE, LLC ALON PIPELINE LOGISTICS, LLC
By:	/s/ David Wiessman
	Name:	David Wiessman
	Title:	Chief Executive Officer

Signatures Pages to the Waiver, Consent, Partial Release and Fourth Amendment

ALON CRUDE PIPELINE, LLC ALON PARAMOUNT HOLDINGS, INC. PARAMOUNT OF WASHINGTON, LLC PARAMOUNT OF OREGON, LLC
By:	/s/ Shai Even
	Name:	Shai Even
	Title:	Chief Financial Officer

Signatures Pages to the Waiver, Consent, Partial Release and Fourth Amendment

Agent and Lender: ISRAEL DISCOUNT BANK OF NEW YORK
By:	/s/ Amir Barash
	Name:	Amir Barash
	Title:	Senior Vice President

By:	/s/ David Herzog
	Name:	David Herzog
	Title:	First Vice President

Lender and Co-arranger: BANK LEUMI USA
By:	/s/ Yuval Talmy
	Name:	Yuval Talmy
	Title:	First Vice President

By:	/s/ Michaela Klein, 212
	Name:	Michaela Klein, 212
	Title:	Senior Vice President

Signatures Pages to the Waiver, Consent, Partial Release and Fourth Amendment